UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  July 3, 2008 (June 27, 2008)

Analysts International Corporation
(Exact name of registrant as specified in its charter)

Minnesota	0-4090	41-0905408
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3601 West 76th Street, Minneapolis, Minnesota	55435-3000
(Address for principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (952) 835-5900

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

(e)   Effective July 1, 2008, Analysts International Corporation (the “Company”) entered into an Employment Agreement (the “Agreement”) with Michael W. Souders, Senior Vice President, Solutions.  The Agreement, fully executed on June 27, 2008, provides for an initial term beginning July 1, 2008 and ending December 31, 2010, subject to earlier termination and change in control provisions.  The Agreement provides for automatic annual one year renewals commencing January 1, 2011, unless either party gives proper notice of nonrenewal.

The Agreement provides that Mr. Souders will receive base compensation of $300,000 per year and will be eligible to earn an annual cash incentive payment in a target range of 0% to 70% of his base compensation in accordance with the 2008 Annual Management Incentive Plan (AMIP).  For purposes of the AMIP, Mr. Souders is a leader of a Stategic Business Unit (SBU).  The total targeted payment amount for an eligible SBU leader is 30% of base compensation, if both the Company and the SBU achieve 100% of the target CEO budget for the fiscal year.   The 2008 AMIP can be replaced, amended, or eliminated for fiscal years after 2008.

The Agreement also provides that in the event Mr. Souders’ employment is terminated by the Company without Cause or terminated by Mr. Souders for Good Reason (as “Cause” and “Good Reason” are defined in the Agreement), the Company will continue to pay Mr. Souders’ base salary for one year and will reimburse Mr. Souders for continuing medical insurance premiums for up to six months.  The Agreement contains confidentiality, non-solicitation, and non-competition provisions.  The non-solicitation and non-competition provisions provide that for 12 months following termination of his employment, Mr. Souders will not engage in certain competitive activities related to the Company’s employees, prospective employees, clients and potential clients.

Effective July 1, 2008, Mr. Souders also signed a Change in Control Agreement with the Company providing that in the event of a Change in Control Termination (as “Change in Control Termination” is defined in the Change in Control Agreement), Mr. Souders will be entitled to a lump sum payment equal to 100% of his annual base compensation for the year in which the Change in Control Termination occurs.

On June 27, 2008, the Company and Mr. Souders fully executed two Incentive Stock Option agreements (the “Souders Option Agreements”), which combine to grant him the option to purchase 125,000 of the Company’s Common Stock at the closing price of the Common Stock on the NASDAQ Global Market on June 27, 2008, which was $1.35 per share.   Mr. Souders was granted the option to purchase 31,250 shares of Common Stock under an Incentive Stock Option Agreement under the Analysts International Corp. 2004 Equity Incentive Plan, with the options vesting immediately.  Mr. Souders was also granted the option to purchase 93,750 shares of Common Stock under an Incentive Stock Option Agreement under the Analysts International Corp. 1999 Stock Option Plan (the “1999 Stock Option Plan Agreement”), with vesting occurring annually in thirds, beginning one year after the date of the grant.  The 1999 Stock Option Agreement also provides for immediate vesting in the event of Change in Control as defined by the Employment Agreement.  The result of the Souders Option Agreements is that one quarter of the total 125,000 stock options granted (31,250 options) vested immediately under the 2004 Equity Incentive Plan, and the remaining 93,750 options will vest in one-third increments of 31,250 from the 1999 Plan through June 27, 2011.

The foregoing summary description of the Agreement, the AMIP, the Change in Control Agreement and the Incentive Stock Option Agreements (the “Souders Agreements”) is merely intended to be a summary of the Souders Agreements and is qualified in its entirety by reference to the Souders Agreements, which are attached to this Current Report as Exhibits 10.1 – 10.5 and incorporated by reference as if fully set forth herein.

The Company also entered into Employee Agreements with Brittany McKinney, Vice President of Financial Planning and Operations, and four other management personnel, which were fully executed on June 27, 2008.  The form of the Employee Agreement for these five personnel is the same.  Ms. McKinney’s Employee Agreement states that her employment is “at will” and provides that she will receive base compensation of $175,000 per year and will be eligible to earn an annual cash incentive payment in a target range of 0% to 70% of her base compensation in accordance with the 2008 Annual Management Incentive Plan (AMIP) referenced above.  For purposes of the AMIP, Ms. McKinney is a leader of a Strategic Support Service Unit (SSU).  The Employee Agreement also provides that in the event Ms. McKinney’s employment is terminated by the Company without Cause (as “Cause” is defined in the Employee Agreement), the Company will continue to pay Ms. McKinney’s base salary for one year and will reimburse Ms. McKinney for continuing medical insurance premiums for up to six months.  The Agreement contains confidentiality, non-solicitation, and non-competition provisions.  The non-solicitation and non-competition provisions provide that for 12 months following termination of her employment, Ms. McKinney will not engage in certain competitive activities related to the Company’s employees, prospective employees, clients and potential clients.  The foregoing summary description of the Employee Agreement (the “McKinney Employee Agreement”) is merely intended to be a summary of the McKinney Employee Agreement and is qualified in its entirety by reference to the McKinney Employee Agreement, which is attached to this Current Report as Exhibit 10.6 and is incorporated by reference as if fully set forth herein.

Ms. McKinney’s Employee Agreement contains as Exhibits the same AMIP as that of Mr. Souders’ Employment Agreement described above, and the same form as the Souders’ Stock Option Agreements, but Ms. McKinney has been granted the option to purchase 25,000 shares of Common Stock under the Analysts International Corp. 2004 Equity Incentive Plan, and the option to purchase 75,000 under the 1999 Stock Option Plan, at the same exercise price and under the same vesting schedule described above for Mr. Souders.

To provide for participation in Analysts International’s Restated Special Executive Compensation Plan as set forth in the Souders’ Employment Agreement and the Employee Agreements for Ms. Kinney and the four other management personnel, the Company has amended its Restated Special Executive Compensation Plan.  The Amendment No. 2 to the Restated Special Executive Compensation Plan and Exhibit A are attached to this Current Report as Exhibits 10.7 and 10.8 and are incorporated by reference as if fully set forth herein.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits.

Exhibit Number            Description

10.1	Employment Agreement between Analysts International Corporation and Michael W. Souders, fully executed June 27, 2008, effective July 1, 2008.

10.2	Change in Control Agreement between Analysts International Corporation and Michael W. Souders, fully executed on June 27, 2008, effective July 1, 2008 (Exhibit A to the Employment Agreement).

10.3
Analysts International Corporation Annual Management Incentive Plan (AMIP) between Analysts International Corporation and Michael W. Souders, fully executed on June 27, 2008 (Exhibit B to the Employment Agreement).

10.4
Incentive Stock Option Agreement (Analysts International Corp. 2004 Equity Incentive Plan) between Analysts International Corporation and Michael W. Souders, fully executed on June 27, 2008 (Exhibit C-1 to the Employment Agreement).

10.5
Incentive Stock Option Agreement (Analysts International Corp. 1999 Plan) between Analysts International Corporation and Michael W. Souders, fully executed on June 27, 2008 (Exhibit C-2 to the Employment Agreement).

10.6	Employee Agreement between Analysts International and Brittany McKinney, fully executed June 27, 2008, effective June 23, 2008 (without Exhibits).

10.7	Amendment No. 2 to Analysts International Corporation’s Restated Special Executive Compensation Plan

10.8	Exhibit A to Amendment No. 2 to Analysts International Corporation’s Restated Special Executive Compensation Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	July 3, 2008	ANALYSTS INTERNATIONAL CORPORATION

/s/ Robert E. Woods
Robert E. Woods
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number            Description

10.1	Employment Agreement between Analysts International Corporation and Michael W. Souders, fully executed June 27, 2008, effective July 1, 2008.

10.2	Change in Control Agreement between Analysts International Corporation and Michael W. Souders, fully executed on June 27, 2008, effective July 1, 2008 (Exhibit A to the Employment Agreement).

10.3
Analysts International Corporation Annual Management Incentive Plan (AMIP) between Analysts International Corporation and Michael W. Souders, fully executed on June 27, 2008 (Exhibit B to the Employment Agreement).

10.4
Incentive Stock Option Agreement (Analysts International Corp. 2004 Equity Incentive Plan) between Analysts International Corporation and Michael W. Souders, fully executed on June 27, 2008 (Exhibit C-1 to the Employment Agreement).

10.5
Incentive Stock Option Agreement (Analysts International Corp. 1999 Plan) between Analysts International Corporation and Michael W. Souders, fully executed on June 27, 2008 (Exhibit C-2 to the Employment Agreement).

10.6	Employee Agreement between Analysts International and Brittany McKinney, fully executed June 27, 2008, effective June 23, 2008 (without Exhibits).

10.7	Amendment No. 2 to Analysts International Corporation’s Restated Special Executive Compensation Plan

10.8	Exhibit A to Amendment No. 2 to Analysts International Corporation’s Restated Special Executive Compensation Plan